UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  November 14, 2011

PAXTON ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-52590	20-1399613
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

295 Highway 50, Suite 2, Lake Village Professional Building, Stateline, NV 89449
Mailing Address:  P.O. Box 1148, Zephyr Cove, NV 89448-1148
(Address of principal executive offices)

Registrant’s telephone number, including area code: (775) 588-5390

Copy of correspondence to:

Richard A. Friedman, Esq.
James M. Turner, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, New York 10006
Tel:  (212) 930-9700   Fax:  (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 14, 2011, Paxton Energy, Inc. (the “Company”) entered into a Purchase and Sale Agreement (the “Agreement”) with Black Cat Exploration & Production, LLC (“Black Cat”).

Pursuant to the terms of the Agreement, at closing, the Company will purchase from Black Cat, all rights, title and interest that Black Cat owns in certain wells in the Gulf of Mexico (the “Assets”) in exchange for $250,000, a promissory note in the amount of $1,000,000, payable in four monthly installments of $250,000 after closing, and the issuance of 45 million shares of the Company’s common stock.

The closing of the Agreement is subject to the satisfaction of customary closing conditions, as well as the following closing conditions, among others:

•	Each of the Company and Black Cat shall have performed and complied with all terms of the Agreement required to be performed or complied with by it at or prior to closing;
•	All consents, approvals and authorizations of assignments related to the purchase of the Assets have been completed;
•	The representations and warranties made by Black Cat to the Company shall be true and correct in all material respects on the closing date and on the date the Agreement was executed; and
•	The satisfaction of the due diligence to be performed by the Company on certain matters, including with specific reference Black Cat’s title to the Assets being sold.

In addition, at Closing, the Company will enter into an employment agreement with Anthony Mason to serve as President and Chief Executive Officer, and the Company shall appoint Mr. Mason to the Company’s Board of Directors.

The closing of the Agreement is to be on or before December 15, 2011.

Item 7.01 Regulation FD Disclosure.

On November 17, 2011, the Company issued a press release that announced the execution of the Agreement. A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report.  The information in this Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference. This report under Item 7.01 is not deemed an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

	10.01	Purchase and Sale Agreement dated November 14, 2011, between Paxton Energy, Inc. and Black Cat Exploration & Production, LLC

	99.1	Press Release, dated November 17, 2011, issued by Paxton Energy, Inc.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAXTON ENERGY, INC.

Date: November 18, 2011	By: /s/ CHARLES F. VOLK, JR.
Charles F. Volk, Jr.
Chief Executive Officer